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                                                                   EXHIBIT 10.32

                             GMS DENTAL GROUP, INC.
                       1996 PERFORMANCE STOCK OPTION PLAN

                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------

          Notice is hereby given of the following option grant (the "Option") to purchase Shares of Stock of GMS Dental Group, Inc., a Delaware corporation (the "Company"):

          Optionee:          Norman Huffaker
          --------
          Grant Date:        December 4, 1996
          ----------
          Vesting Commencement Date:  See Vesting Schedule
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          Exercise Price:    $.20 per share
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          Number of Option Shares:  50,000 shares
          -----------------------
          Expiration Date:   December 3, 2006
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          Type of Option:    X    Incentive Stock Option
          --------------   -----
                                  Non-Statutory Stock Option
                           -----
          Date Exercisable:  See Vesting Schedule
          ----------------

     Vesting Schedule:  The Option Shares shall be unvested and subject to the
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vesting upon the achievement by the Company of the financial performance objectives over a two year period as set forth in Schedule 1 to Exhibit A
                                                  ----------    ---------
hereto. This Option may not be exercised to purchase any Option Shares until such Option Shares vest. This Option shall immediately lapse with respect to any Option Shares that do not vest because the applicable performance objectives set forth in Schedule 1 to Exhibit A are not met. In no event shall any
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additional Option Shares vest after Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the GMS Dental Group, Inc. 1996 Performance Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges receipt of
                             ---------
a copy of the Plan in the form attached hereto as Exhibit B.
                                                  ---------

          No Employment or Service Contract.  Nothing in this Notice or in the
          ---------------------------------
attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause. All rights to terminate Optionee's Service shall be as set forth in that certain offer of employment letter between the Company and Optionee, dated November 7, 1996, as may be amended or superseded.

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          Definitions.  All capitalized terms in this Notice shall have the
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meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

Dated:  December 4, 1996

                         GMS DENTAL GROUP, INC.


                         By:  /s/ Michael T. Fiore
                              -------------------------------
                              Michael T. Fiore

                         Its: President and Chief Executive Officer


                         NORMAN HUFFAKER, OPTIONEE


                         By:  /s/ Norman Huffaker
                              ------------------------------
                              Norman Huffaker

                         Address:
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ATTACHMENTS
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Exhibit A - Stock Option Agreement
Exhibit B - 1996 Performance Stock Option Plan

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